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                                                                    Exhibit 10.7

                                                                [Execution Copy]

                           WESTERN MIDSTREAM GUARANTY

      This Guaranty dated as of May 3, 2004, (the "Guaranty") is by each of the entities named on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors"), in favor of Citicorp USA, Inc., solely in its capacity as collateral agent ("Collateral Agent") for the Financial Institutions (as defined below).

                                  INTRODUCTION

      A. The Williams Companies, Inc., a Delaware corporation (the "Company"), Northwest Pipeline Corporation, a Delaware corporation ("NWP"), and Transcontinental Gas Pipe Line Corporation, a Delaware corporation ("TGPL", and together with TWC and NWP, the "Borrowers"), have entered into a Credit Agreement dated as of May 3, 2004 (as amended or otherwise modified from time to time, the "Credit Agreement", the defined terms from the Credit Agreement are used in this Guaranty as defined therein unless otherwise defined herein), together with Citicorp USA, Inc., as administrative agent and collateral agent ("Collateral Agent"), Bank of America, N.A., as syndication agent ("Syndication Agent"), Citibank, N.A. and Bank of America, N.A., as issuing banks ("Issuing Banks"), the banks named therein (the "Banks"), JPMorgan Chase Bank, The Bank of Nova Scotia and The Royal Bank of Scotland PLC as co-documentation agents (collectively, the "Co-Documentation Agents"), and Citigroup Global Markets Inc. and Banc of America Securities LLC, as joint lead arrangers and co-book runners (collectively, the "Co-Arrangers"), providing for the extension of credit and the issuance of Letters of Credit. The Collateral Agent, Syndication Agent, Issuing Banks, Banks, Co-Documentation Agents and Co-Arrangers and the successors and permitted assigns of the foregoing are collectively referred to herein as the "Financial Institutions."

      B. It is a condition to certain transactions under the Credit Documents, that the Guarantors shall have executed and delivered this Guaranty.

      C. The Company is the principal financing entity for all capital requirements of its Subsidiaries, and from time to time the Company has made capital contributions and advances to each Guarantor. Each Guarantor is a wholly owned Subsidiary of the Company and will derive substantial direct or indirect benefit from the transactions contemplated by the Credit Documents.

      THEREFORE, in order to induce the Financial Institutions to enter into and/or continue certain financing transactions described in the Credit Documents, each of the Guarantors hereby agrees for the benefit of the Financial Institutions as follows:

Section 1. Guaranty. Each of the Guarantors, severally, hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the Guaranteed Obligations (defined below). For purposes of this Guaranty, the term "Guaranteed Obligations" shall mean collectively (a) all obligations under this Guaranty and (b) all Obligations (as such term is defined in the Credit Agreement, including, without limitation, the outstanding principal amount of indebtedness, reimbursement obligations

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for draws on letters of credit, and cash collateralization obligations for letters of credit under the Credit Documents, all accrued but unpaid interest thereon under the Credit Documents, all premiums, if any, in connection therewith under the Credit Documents, all fees in connection therewith under the Credit Documents, and all other reimbursement, indemnification, and other payment obligations in connection therewith under the Credit Documents; provided that Guaranteed Obligations shall not include any increases which occur after the date hereof in the principal amount of the obligations under the Credit Documents (other than (i) increases in the principal amount of such obligations that are provided for as of the date of the execution of this Agreement but not yet funded and (ii) increases contemplated by Section 2.19 of the Credit Agreement) and/or the commitments to advance funds or letters of credit thereunder. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts which constitute part of the Guaranteed Obligations even if such Guaranteed Obligations are declared unenforceable or not allowable in a bankruptcy, reorganization, or similar proceeding involving any Borrowers, or any guarantor of any portion of the foregoing Guaranteed Obligations (collectively such guarantors together with the Guarantors and the Borrowers are referred to herein as the "Obligors"). This Guaranty is a guarantee of payment, not of collection, and each Guarantor is primarily liable for the payment of the Guaranteed Obligations. In the event that Collateral Agent wishes to enforce the guarantee contained in this Section 1 hereof against any Guarantor, it shall make written demand for payment from such Guarantor, provided that no such demand shall be required if such Guarantor is in bankruptcy, liquidation, or other insolvency proceedings, and provided that failure by Collateral Agent to make such demand shall not affect any Guarantor's obligations under this Guaranty.

Section 2. Limit of Liability. The liabilities and obligations of each Guarantor under the Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

Section 3. Guaranty Absolute. Each of the Guarantors guarantees that the Guaranteed Obligations will be paid strictly in accordance with the Credit Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of the obligations described in clause
(b) of Section 1 above or the rights of the Collateral Agent or any other Financial Institution with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations in each and every particular, and a separate action or actions may be brought and prosecuted against any other Obligor, or any other Person regardless of whether any other Obligor or any other Person is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

      (a) The lack of validity or unenforceability of the Guaranteed Obligations or any Credit Document (other than this Guaranty against such Guarantor) for any reason whatsoever, including that the act of creating the Guaranteed Obligations is ultra vires, that the officers or representatives executing the documents creating the Guaranteed Obligations exceeded their authority, that the Guaranteed Obligations violate usury or other laws, or that any Obligor has defenses to the payment of the Guaranteed Obligations, including breach of warranty, statute of frauds, bankruptcy, statute of limitations, lender liability, or accord and satisfaction;

      (b) Any change in the time, manner, or place of payment of, or in any term of, any of the Guaranteed Obligations, any increase (subject to Section 1), reduction, extension, or

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rearrangement of the Guaranteed Obligations, any amendment, supplement, or other modification of the Credit Documents, or any waiver or consent granted under the Credit Documents, including waivers of the payment and performance of the Guaranteed Obligations;

      (c) Any release, exchange, subordination, waste, or other impairment (including negligent, willful, unreasonable, or unjustifiable impairment) of any collateral securing payment of the Guaranteed Obligations; the failure of Collateral Agent, any other Financial Institution or any other person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale, or other handling of the collateral; the fact that any security interest, lien, or assignment related to any collateral for the Guaranteed Obligations shall not be properly perfected, or shall prove to be unenforceable or subordinate to any other security interest, lien, or assignment;

      (d) Any full or partial release of any Obligor (other than the full or partial release of such Guarantor);

      (e) The failure to apply or the manner of applying collateral or payments of the proceeds of collateral against the Guaranteed Obligations;

      (f) Any change in the organization or structure of any Obligor; any change in the shareholders, directors, or officers of any Obligor; or the insolvency, bankruptcy, liquidation, or dissolution of any Obligor or any defense that may arise in connection with or as a result of any such insolvency, bankruptcy, liquidator or dissolution;

      (g) The failure to give notice of any extension of credit made by Collateral Agent or any other Financial Institution to any Obligor, notice of acceptance of this Guaranty, notice of any amendment, supplement, or other modification of any Credit Document, notice of the execution of any document or agreement creating new Guaranteed Obligations, notice of any default or event of default, however denominated, under the Credit Documents, notice of intent to demand, notice of demand, notice of presentment for payment, notice of nonpayment, notice of intent to protest, notice of protest, notice of grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of bringing of suit, notice of Collateral Agent or any other Financial Institution's transfer of the Guaranteed Obligations, notice of the financial condition of or other circumstances regarding any Obligor, or any other notice of any kind relating to the Guaranteed Obligations;

      (h) Any payment or grant of collateral by any Obligor to Collateral Agent or any other Financial Institution being held to constitute a preference under bankruptcy laws, or for any reason Collateral Agent or any other Financial Institution is required to refund such payment or release such collateral;

      (i) Any other action taken or omitted which affects the Guaranteed Obligations, whether or not such action or omission prejudices any Guarantor or increases the likelihood that any Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof;

      (j) The fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including, without limitation, by way of discharge, limitation or tolling thereof under applicable bankruptcy laws; and

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      (k)   Any other circumstances which might otherwise constitute a defense available to, or a discharge of any Obligor (other than the discharge of such Guarantor or the satisfaction of the Guaranteed Obligations).

Section 4.  Collateral Agent's Rights and Certain Waivers.

      4.01. Notice and Other Remedies. Each of the Guarantors hereby waives promptness, diligence, notice of acceptance, notice of acceleration, notice of intent to accelerate, and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that Collateral Agent or any other Financial Institution protect, secure, perfect or insure any security interest or other Lien or any property subject thereto or exhaust any right to take any action against any Obligor or any other Person or any collateral.

      4.02. Waiver of Subrogation and Contribution. (a) Until such time as the Guaranteed Obligations are irrevocably paid in full, each of the Guarantors hereby irrevocably waives any claim or other rights which it may acquire against any Obligor that arise from such Guarantor's Guaranteed Obligations under this Guaranty or any other Credit Document, including, without limitation, any right of subrogation (including, without limitation, any statutory rights of subrogation under Section 509 of the Bankruptcy Code, 11 U.S.C. Section 509), reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Collateral Agent or any other Financial Institution against any Obligor, or any collateral which Collateral Agent or any other Financial Institution now has or acquires. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Collateral Agent and the Financial Institutions, and shall promptly be paid to Collateral Agent for the benefit of Collateral Agent and the Financial Institutions to be applied to the Guaranteed Obligations, whether matured or unmatured, as Collateral Agent may elect. Each of the Guarantors acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Documents and that the waiver set forth in this Section 4.02(a) is knowingly made in contemplation of such benefits.

      (b) Each of the Guarantors agrees that, to the extent that any Borrower makes payments to Collateral Agent or any other Financial Institution, or Collateral Agent or any other Financial Institution receives any proceeds of collateral, and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. EACH OF THE GUARANTORS SHALL INDEMNIFY THE COLLATERAL AGENT AND ANY OTHER FINANCIAL INSTITUTION AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM, AND DISCHARGE, RELEASE, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, DISBURSEMENTS, CLAIMS OR DAMAGES TO WHICH ANY OF THEM MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES, LIABILITIES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, DISBURSEMENTS, CLAIMS OR DAMAGES ARISE OUT OF OR RESULT FROM (I) ANY ACTUAL OR PROPOSED USE BY ANY BORROWER, OR ANY AFFILIATE OF ANY BORROWER OF THE PROCEEDS OF ANY ADVANCE, (II) ANY BREACH BY ANY GUARANTOR OF ANY PROVISION OF THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT, (III) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING (INCLUDING ANY THREATENED INVESTIGATION OR PROCEEDING) RELATING TO THE FOREGOING, OR (IV) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATING TO THE PRESENTLY OR

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PREVIOUSLY-OWNED OR OPERATED PROPERTIES, OR THE OPERATIONS OR BUSINESS, OF ANY
OBLIGOR, AND EACH OF THE GUARANTORS SHALL REIMBURSE THE COLLATERAL AGENT AND EACH FINANCIAL INSTITUTION, AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, UPON DEMAND FOR ANY REASONABLE OUT-OF-POCKET EXPENSES (INCLUDING LEGAL FEES) INCURRED IN CONNECTION WITH ANY SUCH INVESTIGATION, LITIGATION OR OTHER PROCEEDING; SUCH INDEMNIFIATION AND REIMBURSEMENT OBLIGATIONS EXPRESSLY INCLUDE ANY SUCH LOSSES, LIABILITIES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, DISBURSEMENTS, CLAIMS, DAMAGES, OR EXPENSE INCURRED BY REASON OF THE NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE) OF THE PERSON BEING INDEMNIFIED, BUT EXCLUDE ANY SUCH LOSSES, LIABILITIES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, DISBURSEMENTS, CLAIMS, DAMAGES OR EXPENSES INCURRED BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED.

      Collateral Agent shall have the absolute right to make demands, file suits and claims, engage in other proceedings and exercise any other rights or remedies available to Collateral Agent to collect amounts owed to it pursuant to the terms of the indemnities set forth in this Guaranty, and Collateral Agent shall not need the consent of any other Financial Institution or Person whatsoever to do so.

      4.03. Modifications and Amendment to the Credit Documents. As provided in
Section 1 above, certain increases in the principal indebtedness outstanding under the Credit Documents shall not constitute Guaranteed Obligations. Except as to the foregoing, the parties to the Credit Documents shall have the right to amend or modify such Credit Documents without affecting the rights provided for in this Guaranty.

Section 5. Representations, Warranties and Covenants. In addition to such representations, warranties and covenants as are made by the Borrowers and by and on behalf of the Guarantors under the Credit Documents, which representations, warranties and covenants are hereby deemed made and incorporated into this Agreement each as though set forth in its entirety herein, each Guarantor covenants, to the Collateral Agent and the other Financial Institutions, that such Guarantor will comply with all provisions of the Credit Documents that are applicable to such Guarantor including the provisions of Article V of the Credit Agreement and Article III of the Midstream Security Agreement.

Section 6.  Miscellaneous.

      6.01. Amendments, Waivers. Any amendment or waiver to this Guaranty or any provision hereof shall only be effective to the extent such amendment or waiver
(a) complies with all of those requirements set forth in Section 8.1 of the Credit Agreement and (b) is executed by the Persons that would be required to execute a like amendment of the Credit Agreement. Furthermore, all amendments and waivers to this Guaranty will be subject to the limitations and restrictions applicable to amendments and waivers of the Credit Agreement.

      6.02. Notices. All notices and other communications to a Guarantor shall be delivered to the address of the Company set forth in Section 8.2 of the Credit Agreement, or to such other address as shall be designated by such Guarantor by written notice to the Collateral Agent. All notices and other communications provided for under this Guaranty shall be in writing (including telecopy communication), shall be mailed, telecopied, or delivered, and shall, when mailed or telecopied, be effective when received in the mail or sent by telecopier.

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      6.03. No Waiver; Remedies. No failure on the part of Collateral Agent or any other Financial Institution to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      6.04. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, and (ii) either (a) the Revolving Credit Advances owed by any Borrower having become due and payable in accordance with the terms of the Credit Agreement or (b) the making of the request or the granting of the consent specified by Section 6.1 of the Credit Agreement to authorize the Agent to declare the Revolving Credit Advances owed by any Borrower due and payable pursuant to the provisions of Section 6.1 of the Credit Agreement, each of Collateral Agent and the other Financial Institutions is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by Collateral Agent or such Financial Institution to the accounts of the Guarantors against any and all of the obligations of the Guarantors under this Guaranty, irrespective of whether or not Collateral Agent or such Financial Institution shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Collateral Agent and each Financial Institution agree promptly to notify the Guarantors after any such set-off and application made by Collateral Agent or such Financial Institution provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Collateral Agent and the Financial Institutions under this Section 6.04 are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which Collateral Agent and the Financial Institutions may have.

      6.05. Continuing Guaranty; Assignments under Credit Documents. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the indefeasible payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) be binding upon each Guarantor and its respective successors and assigns, (c) inure to the benefit of, and be enforceable by, Collateral Agent and each of the Financial Institutions and their respective successors, transferees and assigns, and (d) not be terminated by any Guarantor or any other Person. Without limiting the generality of the foregoing clause (c), Collateral Agent and any other Financial Institution may assign or otherwise transfer all or any portion of its rights and obligations under this Guaranty and the assignee shall thereupon become vested with all the benefits in respect thereof granted to Collateral Agent or such Financial Institution herein or otherwise, provided that such assignment shall be subject to the limitations on assignments set forth in the Credit Agreement. Upon the indefeasible payment in full and termination of the Guaranteed Obligations, each guaranty granted hereby shall terminate and all rights hereunder shall revert to the Guarantor to the extent such rights have not been applied pursuant to the terms hereof. Upon any such termination, Collateral Agent will, at such Guarantor's expense, execute and deliver to any Guarantor such documents as such Guarantor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination. This Guaranty is not assignable by any Guarantor without the written consent of the Collateral Agent.

      6.06  Governing Law; Submission to Jurisdiction; Damages; Suits and
Claims.

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      (a)   This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, except to the extent provided in Section 6.06(b) hereof and to the extent that the federal laws of the United States of America may otherwise apply.

      (b) Notwithstanding anything in Section 6.06(a) hereof to the contrary, nothing in this Guaranty shall be deemed to constitute a waiver of any rights which Collateral Agent or any of the other Financial Institutions may have under the National Bank Act or other federal law, including without limitation the right to charge interest at the rate permitted by the laws of the state where Collateral Agent or any other applicable Financial Institution is located.

      (c) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT, THE FINANCIAL INSTITUTIONS OR ANY GUARANTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES PROVIDED FOR HEREIN. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE CREDIT DOCUMENTS. EACH OF THE GUARANTORS, THE COLLATERAL AGENT, AND THE FINANCIAL INSTITUTIONS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY ACTION OR PROCEEDING REFERRED TO IN THIS
SECTION 6.06 ANY EXEMPLARY, PUNITIVE SPECIAL OR CONSEQUENTIAL DAMAGES; PROVIDED THAT NOTHING HEREIN SHALL CONSTITUTE A WAIVER BY THE COLLATERAL AGENT, OR ANY OTHER FINANCIAL INSTITUTION OF THE RIGHT TO RECEIVE FULL PAYMENT OF THE GUARANTEED OBLIGATIONS.

      (d) EACH GUARANTOR, COLLATERAL AGENT AND THE FINANCIAL INSTITUTIONS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

      (e) The provisions set forth in this Guaranty shall only be enforceable by Collateral Agent, the Financial Institutions and their respective successors and permitted assigns, and no other Person shall have the right to bring any claim or cause of action based on this Guaranty.

      6.07. Survival. All agreements, statements, representations and warranties made by the Guarantors herein or in any certificate or other instrument delivered by the Guarantors or on the behalf of the Guarantors under this Guaranty shall be considered to have been relied upon by Collateral Agent and the Financial Institutions and shall survive the execution and delivery of

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this Guaranty and the other Credit Documents regardless of any investigation made by Collateral Agent or any other Financial Institution or on their behalf.

      6.08. Headings Descriptive. The headings of the various articles, sections and paragraphs of this Guaranty are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

      6.9. Severability. In the event any one or more of the provisions contained in this Guaranty or in any Security Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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      Each Guarantor has caused this Guaranty to be duly executed as of the date first above written.

                                          GUARANTORS:

                                          WILLIAMS FIELD SERVICES COMPANY

                                          By:    /s/ Travis N. Campbell
                                              -------------------------
                                          Name:  Travis N. Campbell
                                          Title: Assistant Treasurer

                                          WILLIAMS GAS PROCESSING COMPANY

                                          By:    /s/ Travis N. Campbell
                                              -------------------------
                                          Name:  Travis N. Campbell
                                          Title: Assistant Treasurer

                                          WILLIAMS GAS PROCESSING - WAMSUTTER
                                          COMPANY

                                          By:    /s/ Travis N. Campbell
                                              -------------------------
                                          Name:  Travis N. Campbell
                                          Title: Assistant Treasurer

                     [SIGNATURE PAGE TO MIDSTREAM GUARANTY]